CHANGE OF CONTROL AGREEMENT


     THIS CHANGE OF CONTROL AGREEMENT (hereinafter "Agreement") is made as of the 1st day of October, 1997, between PeoplesBank, A Codorus Valley Company, a Pennsylvania banking institution (the "Bank"), Codorus Valley Bancorp, Inc., a Pennsylvania business corporation (the "Corporation") and Harry R. Swift, an adult individual (the "Executive").

     WHEREAS, the Bank employs the Executive as General Counsel and Chief Administrative Officer; and

     WHEREAS, the Executive will provide valued services to the Bank and Corporation; and

     WHEREAS, in recognition of the services which the Executive will provide to the Bank and the Corporation, the Bank and Corporation desire to provide some measure of financial security to the Executive in the event of a Change of Control (as defined herein); and

     WHEREAS, the purpose of this Agreement is to define certain severance benefits that will be paid by the Bank and the Corporation in the event of a Change of Control (as defined herein). This Agreement is not intended to affect the terms of the Executive's employment at will, in the absence of a Change of Control (as defined herein) of the Bank and the Corporation. Accordingly, although this Agreement will take effect upon Executive as a binding legal obligation of the Bank and the Corporation, it will become operative only upon a Change in Control of the Bank and the Corporation, as that concept is defined below.

     NOW  THEREFORE,   in  consideration  of  the  Executive's  service  to  the
Corporation and the Bank and of the mutual covenants, undertakings and agreements set forth herein and intending to be legally bound hereby, the parties agree as follows:

     1. TERM. The initial term of this Agreement shall be for a period of thirty-nine (39) months and shall be deemed to have commenced on October 1, 1997. Accordingly, the initial term


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shall continue until December 31, 2000. Each term thereafter  shall consist of a thirty-six (36) month period, which shall begin on January 1, of each year. The renewal date of the initial term shall be January 1, 1999 and January 1, shall be the renewal date each year thereafter. On the initial renewal date of January 1, 1999 and on each subsequent renewal date, this Agreement shall automatically renew for an additional one (1) year period unless written notice of non-renewal is provided to the Executive by the Corporation and/or the Bank, at least sixty
(60) days prior to such renewal date. For example: (1)if the Corporation and/or the Bank do not provide written notice of non-renewal, at least sixty (60) days prior to the January 1, 1999 renewal date, the Agreement will be extended an additional one (1) year period, until December 31, 2001; (2) if the Corporation and/or the Bank provide notice to the Executive of non-renewal on November 1, 1998, which is at least sixty days prior to January 1, 1999, the Agreement shall terminate on December 31, 2000; or (3) if the Corporation and/or the Bank provide notice to the Executive of non-renewal on November 1, 2001, which is at least sixty days prior to January 1, 2002, the Agreement shall terminate on December 31, 2003.

     2. DEFINITION OF CHANGE OF CONTROL. For purposes of this Agreement, the term "Change of Control" shall mean: A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A and any successor rule or regulation promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation or any "person" who on the date hereof is a director or officer of the Corporation is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or


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indirectly,  of securities of the Corporation  representing  twenty-five percent
(25%) or more of the combined voting power of the Corporation's then outstanding securities, or (b) during any period of two consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Bank or Corporation cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period, or (c) the sale or transfer of all or substantially all of the Bank or Corporation's assets.

     3. DEFINITION OF DATE OF CHANGE OF CONTROL. For purposes of this Agreement, the date of Change of Control shall mean:

          (a) the first date on which a single person and/or entity, or group of affiliated persons and/or entities, acquire the beneficial ownership of twenty-five percent (25%) or more of the Corporation's voting securities, or

          (b) the date of the transfer of all or substantially all of the Bank or Corporation's assets, or

          (c) the date on which a merger, consolidation or combination between the Bank and the Corporation and a third party is consummated, as applicable, or

          (d) the date on which individuals who formerly constituted a majority of the Board of Directors of the Bank or Corporation, ceased to be a majority.

     4. PAYMENTS UPON TERMINATION. If a Change of Control (as defined herein) occurs, the Executive shall receive an amount equal to his current "Annual Direct Salary" from the Date of the Change of Control as defined in paragraph 3 through the last day of the term of this


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Agreement.  Annual  Direct Salary shall be defined  herein as the fixed,  gross, base annual salary paid to the Executive in installments at such time as the Bank and Corporation customarily pays its other senior officers and shall not include any benefits, bonuses, incentives or other compensation. Provided, however, that in no event shall the Executive receive an amount less than two
(2) times his current Annual Direct Salary as of the Date of the Change of Control as defined herein.

     5. UNAUTHORIZED DISCLOSURE. During the term of this Agreement, or at any later time, the Executive shall not, without the written consent of the Board of Directors of the Corporation or Bank or a person authorized thereby, knowingly disclose to any person, other than an employee of the Corporation or Bank or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Corporation or Bank, any material confidential information obtained by him while in the employ of the Corporation or Bank with respect to any of the Corporation or Bank's services, products, improvements, formulas, designs or styles, processes, customers, methods of business or any business practices the disclosure of which could be or will be materially damaging to the Corporation or Bank provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive or any person with the assistance, consent or direction of the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by the Corporation or Bank or any information that must be disclosed as required by law.

     6. RESTRICTIVE COVENANT. The Executive covenants and agrees that the Executive shall not directly or indirectly, within the marketing area of the Bank (defined as an area


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within  twenty-five (25) miles of the registered office of the Bank), enter into or engage generally in direct or indirect competition with the Corporation or Bank or any subsidiary of the Corporation, either as an individual on his own or as a partner or joint venturer, or as a director, officer, greater than five percent (5%) shareholder, employee, agent, independent contractor, lessor or creditor of or for any person, for a period of one (1) year after the date of termination of his employment if the Executive's employment is terminated as a result of a Change of Control (as defined herein). The existence of any claim or cause of action of the Executive against the Corporation or Bank, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Corporation or Bank of this covenant. The Executive agrees that any breach of the restrictions set forth in this Agreement will result in irreparable injury to the Corporation or Bank for which it shall have no adequate remedy at law and the Corporation or Bank shall be entitled to injunctive relief in order to enforce the provisions hereof. In the event that this paragraph shall be determined by any court of competent jurisdiction to be unenforceable in part by reason of it being too great a period of time or covering too great a geographical area, it shall be in full force and effect as to that period of time or geographical area determined to be reasonable by the court. The restriction set forth in this Agreement shall not apply to the Executive in the event that he is terminated as a result of a Change in Control (as defined herein), and is subsequently employed in the private practice of law.

     7. DAMAGES FOR BREACH OF CONTRACT. In the event of a breach of this Agreement by either the Corporation, Bank or the Executive resulting in damages to another party to this Agreement, that party may recover from the party breaching the Agreement only those


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damages as set forth  herein.  In no event  shall any party be  entitled  to the recovery of attorney's fees or costs.

     8. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given whenhand-delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Executive:      H. Ronald Swift
                                   170 Sharon Drive
                                   York, PA 17403

         If to the Bank:           Larry J. Miller, President
                                   PeoplesBank, A Codorus Valley Company
                                   105 Leader Heights Road
                                   York, Pennsylvania 17403

         If to the Corporation:    Larry J. Miller, President
                                   Codorus Valley Bancorp, Inc.
                                   105 Leader Heights Road
                                   York, Pennsylvania 17403

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     9. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Executive, the Corporation and the Bank and any of their successors or assigns, provided however, that the Executive may not commute, anticipate, encumber, dispose or assign any payment except as set forth in paragraph 12.

     10.   SEVERABILITY.   If  any  provision  of  this  Agreement  is  declared
unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.


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     11.  AMENDMENT.  This  Agreement  may be amended or canceled only by mutual agreement of the parties in writing.

     12. PAYMENT OF MONEY DUE DECEASED EXECUTIVE. In the event of Executive's death, any moneys that may be due him from the Bank under this Agreement as of the date of death shall be paid to the person designated by him in writing for this purpose, or in the absence of any such designation to his estate.

     13. LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     14. ENTIRE AGREEMENT. This Agreement supersedes any and all agreements, either oral or in writing, between the parties with respect to compensation resulting from a Change of Control (as defined herein), and this Agreement contains all the covenants and agreements between the parties with respect to compensation resulting from a Change of Control (as defined herein).


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     IN WITNESS  WHEREOF,  the parties  hereto,  intending  to be legally  bound hereby, have caused this Agreement to be duly executed in their respective names and, in the case of the Corporation and Bank, by its authorized representatives the day and year above mentioned.

ATTEST:                                              PEOPLESBANK,
                                                     A CODORUS VALLEY COMPANY

/s/ Barbara J. Myers                             By:/s/ Barry A. Keller
----------------------                              ----------------------------
Barbara J. Myers                                    Barry A. Keller
Secretary                                           Chairman of the Board


ATTEST:                                            CODORUS VALLEY BANCORP, INC.

/s/ Dallas L. Smith                              By:/s/ George A. Trout
---------------------                               ----------------------------
Dallas L. Smith                                     Dr. George A. Trout
Secretary                                           Chairman of the Board

WITNESS:

/s/ Carol L. Swift                                  /s/ Harry R. Swift
------------------------------                      ----------------------------
Carol L. Swift                                       Harry R. Swift


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